SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) -- December 20, 1996

                             MELLON BANK CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Pennsylvania                  1-7410                  25-1233834
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

        One Mellon Bank Center
           500 Grant Street
       Pittsburgh, Pennsylvania                          15258
 (Address of Principal Executive Office)               (Zip Code)

Registrant's telephone number, including area code -- (412) 234-5000


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Item 5.  Other Events.

         On December 30, 1996, Mellon Capital II, a Delaware statutory business trust (the "Trust"), issued 500,000 of its 7.995% Capital Securities, Series B (the "Capital Securities"), which represent beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement No. 333-17993). The sole asset of the Trust is $515,464,000 in aggregate principal amount of the 7.995% Junior Subordinated Deferrable Interest Debentures, Series B, of the Registrant. In addition, pursuant to the Guarantee Agreement and the Agreement Regarding Expenses and Liabilities referred to below, the Registrant has guaranteed the obligations of the Trust under the Capital Securities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are filed herewith:


Exhibit
Number       Description
--------     ------------------------------------------------------------------

  1.1 Underwriting Agreement, dated December 3, 1996, among Mellon Capital I, Mellon Capital II, Mellon Capital III, Mellon Bank Corporation and Goldman, Sachs & Co., as representatives of the underwriters.

  1.2 Pricing Agreement, dated December 20, 1996, among Mellon Capital II, Mellon Bank Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the Underwriters.

  4.1 Junior Subordinated Indenture, dated as of December 3, 1996, between Mellon Bank Corporation and The Chase Manhattan Bank, as Debenture Trustee.

  4.2 Certificate Representing the 7.995% Junior Subordinated Deferrable Interest Debentures, Series B, of Mellon Bank Corporation.

  4.3 Amended and Restated Trust Agreement, dated as of December 20, 1996, of Mellon Capital II, among Mellon Bank Corporation, as Depositor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Administrative Trustees named therein.

  4.4 Certificate Representing the 7.995% Capital Securities, Series B, of Mellon Capital II.

  4.5 Guarantee Agreement, dated as of December 20, 1996, between Mellon Bank Corporation, as Guarantor, and The Chase Manhattan Bank, as Guarantee Trustee.

  4.6 Agreement as to Expenses and Liabilities, dated as of December 20, 1996, between Mellon Bank Corporation, as the holder of the Common Securities of Mellon Capital II, and Mellon Capital II.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MELLON BANK CORPORATION


Date: December 30, 1996                              By:  /s/ Carl Krasik
                                                         ----------------
                                                              Carl Krasik
                                                              Secretary

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


                                  EXHIBIT INDEX


Exhibit
 Number   Description                                    Method of Filing
-------   ---------------------------------------------  -----------------------

  1.1     Underwriting Agreement, dated December 3,      Incorporated by
          1996, among Mellon Capital I, Mellon Capital   reference to the
          II, Mellon Capital III, Mellon Bank            Registrant's Current
          Corporation and Goldman, Sachs & Co., as       Report on Form 8-K
          representatives of the underwriters.           dated December 3, 1996.

  1.2     Pricing Agreement, dated December 20, 1996,    Filed herewith.
          among Mellon Capital II, Mellon Bank
          Corporation and Merrill Lynch, Pierce, Fenner
          & Smith Incorporated, as Representative of the Underwriters.

  4.1     Junior Subordinated Indenture, dated as of     Incorporated by
          December 3, 1996, between Mellon Bank          reference to the
          Corporation and The Chase Manhattan Bank, as   Registrant's Current
          Debenture Trustee.                             Report on Form 8-K
                                                         dated December 3, 1996.

  4.2     Certificate Representing the 7.995% Junior     Filed herewith.
          Subordinated Deferrable Interest Debentures,
          Series B, of Mellon Bank Corporation.

  4.3     Amended and Restated Trust Agreement, dated    Filed herewith.
          as of December 20, 1996, of Mellon Capital
          II, among Mellon Bank Corporation, as
          Depositor, The Chase Manhattan Bank, as
          Property Trustee, Chase Manhattan Bank
          Delaware, as Delaware Trustee, and the
          Administrative Trustees named therein.

  4.4     Certificate Representing the 7.995% Capital    Filed herewith.
          Securities, Series A, of Mellon Capital II.

  4.5 Guarantee Agreement, dated as of December 20, Filed herewith. 1996, between Mellon Bank Corporation, as
          Guarantor, and The Chase Manhattan Bank, as
          Guarantee Trustee.

  4.6     Agreement as to Expenses and Liabilities,      Filed herewith.
          dated as of December 20, 1996, between Mellon
          Bank Corporation, as the holder of the Common
          Securities of Mellon Capital II, and Mellon
          Capital II.


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